Exhibit 10.1

JOINT FILING AGREEMENT

In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13D to which this joint filing agreement is attached, and any subsequent amendments thereto, and have duty executed this joint filing agreement as of the date set forth below.

Dated as of November 8, 2024

Excalibur LuxCo SARL

By:	/s/ Pierre-Alexandre Lechantre
Name:	Pierre-Alexandre Lechantre
Title:	Manager

Triton Fund 6 SCSp
By its general partner, Triton Fund 6 GP SARL

By:	/s/ Joakim Lindstrom-Formicola
Name:	Joakim Lindstrom-Formicola
Title:	Manager

Triton Fund 6 US SCSp
By its general partner, Triton Fund 6 GP SARL

By:	/s/ Joakim Lindstrom-Formicola
Name:	Joakim Lindstrom-Formicola
Title:	Manager

Triton Fund 6 GP SARL

By:	/s/ Joakim Lindstrom-Formicola
Name:	Joakim Lindstrom-Formicola
Title:	Manager

Triton GP HoldCo SARL

By:	/s/ Pierre-Alexandre Lechantre
Name:	Pierre-Alexandre Lechantre
Title:	Manager

By:	/s/ Hans Maret
Name:	Hans Maret
Title:	Manager